Exhibit 99.1

OFFICE OF THE U.S. TRUSTEE - REGION 18

SEATTLE, WASHINGTON

MONTHLY REPORTING REQUIREMENTS

CORPORATIONS AND PARTNERSHIPS

All Chapter 11 debtors (other than individuals) must serve the U.S. Trustee with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the month of: November 2012

Required Documents	Document Attached		Previously Submitted		Explanation Attached
1. Income Statement (profit and loss statement).	(X	)	(	)	(	)
2. Comparative Balance Sheet.	(X	)	(	)	(	)
3. Statement of Cash Receipts and Disbursements.	(X	)	(	)	(	)
4. Statement of Aged Receivables.	(X	)	(	)	(	)
5. Statement of Aged Payables.	(X	)	(	)	(	)
6. Statement of Operations, Taxes, Insurance and Personnel.	(X	)	(	)	(	)
7. Other documents/reports as required by the U.S. Trustee: None	(	)	(	)	(	)

The undersigned certifies under penalty of perjury (28 U.S.C. § 1746) that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By:	/s/ Shelly L. Krasselt	Dated: December 14, 2012
Controller
Title of Debtor Representative

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

		Month Ending
		November 30,	December 31,	January 31,	February 29,	March 31,	April 30,	May 31,
	10/28/10-10/31/10	2010	2010	2011	2011	2011	2011	2011
Income
Misc Income	$—	$—	$—	$—	$—	$—	$—	$—
Gain on sale of assets	$—	$—	$37,020	$—	$—	$—	$—	$—

Expenses
Payroll/Officer Expenses	$1,909	$3,215	$1,970	$5,750	$3,660	$5,477	$3,069	$1,550
Occupancy	$—	$971	$595		$—	$—	$—	$—
Director Fees	$—	$—	$750	$2,500	$3,500	$2,500	$2,500	$2,500
Investor Relations	$692	$234	$—	$—	$—	$—	$—	$—
Service Contracts	$—	$89	$—	$—	$—	$—	$—	$—
Ongoing Professional costs	$—	$1,646	$2,334	$12,298	$5,529	$3,995	$3,922	$2,247
Professionals	$—	$—	$65,179		$—	$—	$—	$—
Interest Expense DIP loan	$—	$1,700	$4,038	$—	$—	$—	$—	$—
Loan Fee	$—	$100,000	$—	$—	$—	$—	$—	$—
Special Cousel	$—	$332,726	$162,000	$16,000	$15,380	$2,000	$5,689	$(136)
Debtor’s Counsel	$—	$75,540	$50,854	$24,139	$20,549	$17,218	$12,196	$13,824
Income Tax Expense	$—	$—	$—	$—	$—	$—	$—	$—

Total Expenses	$2,601	$516,121	$287,719	$60,687	$48,619	$31,190	$27,375	$19,985

Net Income (Loss)	$(2,601)	$(516,121)	$(250,699)	$(60,687)	$(48,619)	$(31,190)	$(27,375)	$(19,985)

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

	Month Ending
	June 30,	July 31,	August 31,	September 30,	October 31,	November 30,	December 31,	January 31,	February 29,
	2011	2011	2011	2011	2011	2011	2011	2012	2012
Income
Misc Income	$—	$—	$—	$—	$—	$—	$—	$—	$—
Gain on sale of assets	$—	$—	$—	$—	$—	$—	$—	$—	$—

Expenses
Payroll/Officer Expenses	$2,289	$557	$2,264	$—	$13	$—	$3,924	$4	$3,193
Occupancy	$—	$—	$—	$—	$—	$—	$—	$—	$—
Director Fees	$2,500	$2,500	$2,500	$2,500	$3,500	$2,500	$2,500	$2,500	$2,500
Investor Relations	$—	$—	$—	$—	$—	$—	$—	$—	$—
Service Contracts	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ongoing Professional costs	$1,374	$2,707	$3,928	$2,215	$4,975	$2,108	$1,726	$4,733	$2,116
Professionals	$—	$—	$—	$—	$—	$—	$—	$—	$—
Interest Expense DIP loan	$—	$—	$—	$—	$—	$—	$—	$—	$—
Loan Fee	$—	$—	$—	$—	$—	$—	$—	$—	$—
Special Cousel	$—	$—	$—	$—	$—	$—	$—	$—	$—
Debtor’s Counsel	$5,201	$—	$—	$—	$—	$10,753	$12,808	$—	$—
Income Tax Expense	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Expenses	$11,364	$5,764	$8,692	$4,715	$8,488	$15,361	$20,958	$7,237	$7,810

Net Income (Loss)	$(11,364)	$(5,764)	$(8,692)	$(4,715)	$(8,488)	$(15,361)	$(20,958)	$(7,237)	$(7,810)

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

	Month Ending
	March 31,	April 30,	May 31,	June 30,	July 31,	August 31,	September 30,	October 31,	November 30,
	2012	2012	2012	2012	2012	2012	2012	2012	2012
Income
Misc Income	$—	$—	$—	$—	$—	$—	$—	$—	$10
Gain on sale of assets	$—	$—	$—	$—	$—	$—	$—	$—	$—

Expenses
Payroll/Officer Expenses	$1	$—	$1,962	$2	$—	$—	$3,087	$—	$—
Occupancy	$—	$—	$—	$—	$—	$—	$—	$—	$—
Director Fees	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500
Investor Relations	$—	$—	$—	$—	$—	$—	$—	$—	$—
Service Contracts	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ongoing Professional costs	$2,629	$3,632	$2,212	$2,607	$3,176	$2,294	$2,255	$3,279	$8,213
Professionals	$—	$—	$—	$—	$—	$—	$—	$—	$—
Interest Expense DIP loan	$—	$—	$—	$—	$—	$—	$—	$—	$—
Loan Fee	$—	$—	$—	$—	$—	$—	$—	$—	$—
Special Cousel	$—	$—	$—	$—	$—	$—	$—	$—	$—
Debtor’s Counsel	$—	$—	$—	$84,375	$14,923	$13,808	$4,032	$1,488	$15,037
Income Tax Expense	$130	$—	$—	$—	$—	$—	$—	$—	$—

Total Expenses	$5,260	$6,132	$6,675	$89,484	$20,599	$18,602	$11,874	$7,267	$25,750

Net Income (Loss)	$(5,260)	$(6,132)	$(6,675)	$(89,484)	$(20,599)	$(18,602)	$(11,874)	$(7,267)	$(25,741)

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	10/31/2010	11/30/2010	12/31/2010	1/31/2011	2/28/2011	3/31/2011	4/30/2011	5/31/2011
Assets
Current Assets
Cash	$97,345	$6,988,798	$6,098,902	$5,910,113	$5,896,209	$5,827,500	$5,812,289	$5,794,491
Investment in WIN Partners	$100,000	$100,000	$—	$—	$—	$—	$—	$—

Total Current Assets	$197,345	$7,088,798	$6,098,902	$5,910,113	$5,896,209	$5,827,500	$5,812,289	$5,794,491

Accounts/Dividend Receivable
Accrued Dividend Receivable - TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable - TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$160,797	$160,797	$—	$—	$—	$—	$—	$—
Real Property - Prosser Building and Land	$202,184	$202,184	$—	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$0	$0	$—	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$6,000,000	$6,000,000	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$7,601,981	$7,601,981	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051	$7,251,342	$7,236,131	$7,218,333

Liabilities
Postpetition Liabilities:
Accounts Payable	$692	$408,266	$306,089	$177,988	$212,702	$175,184	$187,347	$189,535
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$850,000	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$6,150,000	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$692	$7,408,266	$306,089	$177,988	$212,702	$175,184	$187,347	$189,535

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Rents/Leases payable	$—	$—	$—	$—	$—	$—	$—	$—
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,393,856	$54,801,430	$47,699,253	$47,571,152	$47,605,866	$47,568,348	$47,580,511	$47,582,699

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(292,892,160)	$(293,408,281)	$(293,658,981)	$(293,719,668)	$(293,768,287)	$(293,799,477)	$(293,826,852)	$(293,846,837)

Total Owner Equity	$(39,409,689)	$(39,925,809)	$(40,176,509)	$(40,237,196)	$(40,285,815)	$(40,317,005)	$(40,344,380)	$(40,364,366)

Total Liabilities and Equity	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051	$7,251,342	$7,236,131	$7,218,333

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	6/30/2011	7/31/2011	8/31/2011	9/30/2011	10/31/2011	11/30/2011	12/31/2011	1/31/2012	2/29/2012
Assets
Current Assets
Cash	$5,632,435	$5,643,644	$5,634,726	$5,609,553	$5,601,052	$5,596,437	$5,547,525	$5,541,257	$5,534,018
Investment in WIN Partners	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Current Assets	$5,632,435	$5,643,644	$5,634,726	$5,609,553	$5,601,052	$5,596,437	$5,547,525	$5,541,257	$5,534,018

Accounts/Dividend Receivable
Accrued Dividend Receivable - TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable - TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842.03	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$—	$—	$—	$—	$—	$—	$—	$—	$—
Real Property - Prosser Building and Land	$—	$—	$—	$—	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$—	$—	$—	$—	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$—	$—	$—	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$7,056,277	$7,067,486	$7,058,568	$7,033,395	$7,024,894	$7,020,279	$6,971,367	$6,965,100	$6,957,860

Liabilities
Postpetition Liabilities:
Accounts Payable	$38,843	$55,815	$55,590	$35,132	$35,119	$45,864	$17,910	$18,880	$19,450
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$—	$—	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$38,843	$55,815	$55,590	$35,132	$35,119	$45,864	$17,910	$18,880	$19,450

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Rents/Leases payable	$—						$—	$—	$—
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,432,007	$47,448,979	$47,448,754	$47,428,296	$47,428,283	$47,439,028	$47,411,074	$47,412,044	$47,412,614

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(293,858,201)	$(293,863,965)	$(293,872,657)	$(293,877,372)	$(293,885,861)	$(293,901,221)	$(293,922,179)	$(293,929,416)	$(293,937,226)

Total Owner Equity	$(40,375,730)	$(40,381,493)	$(40,390,185)	$(40,394,901)	$(40,403,389)	$(40,418,749)	$(40,439,707)	$(40,446,944)	$(40,454,754)

Total Liabilities and Equity	$7,056,277	$7,067,486	$7,058,568	$7,033,395	$7,024,894	$7,020,279	$6,971,367	$6,965,100	$6,957,860

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	3/31/2012	4/30/2012	5/31/2012	6/30/2012	7/31/2012	8/31/2012	9/30/2012	10/31/2012	11/30/2012
Assets
Current Assets
Cash	$5,528,207	$5,522,073	$5,515,691	$5,462,443	$5,456,754	$5,451,960	$5,444,667	$5,438,339	$5,432,085
Investment in WIN Partners	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Current Assets	$5,528,207	$5,522,073	$5,515,691	$5,462,443	$5,456,754	$5,451,960	$5,444,667	$5,438,339	$5,432,085

Accounts/Dividend Receivable
Accrued Dividend Receivable - TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable - TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$—	$—	$—	$—	$—	$—	$—	$—	$—
Real Property - Prosser Building and Land	$—	$—	$—	$—	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$—	$—	$—	$—	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$—	$—	$—	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$6,952,049	$6,945,915	$6,939,533	$6,886,285	$6,880,596	$6,875,802	$6,868,509	$6,862,181	$6,855,927

Liabilities
Postpetition Liabilities:
Accounts Payable	$18,899	$18,897	$19,190	$55,426	$70,336	$84,144	$88,725	$89,664	$109,151
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$—	$—	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$18,899	$18,897	$19,190	$55,426	$70,336	$84,144	$88,725	$89,664	$109,151

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Rents/Leases payable	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,412,063	$47,412,061	$47,412,354	$47,448,590	$47,463,500	$47,477,308	$47,481,889	$47,482,828	$47,502,315

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(293,942,486)	$(293,948,618)	$(293,955,293)	$(294,044,777)	$(294,065,376)	$(294,083,978)	$(294,095,852)	$(294,103,119)	$(294,128,859)

Total Owner Equity	$(40,460,014)	$(40,466,146)	$(40,472,821)	$(40,562,305)	$(40,582,904)	$(40,601,506)	$(40,613,380)	$(40,620,647)	$(40,646,387)

Total Liabilities and Equity	$6,952,049	$6,945,915	$6,939,533	$6,886,285	$6,880,596	$6,875,802	$6,868,509	$6,862,181	$6,855,927

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Receipts

For the Month Ending: November 30, 2012

Cash Receipts

Date	Description (Source)	Amount

Beginning Cash Balance		$5,438,339.05
Misc. Income		$9.82
Stop payment on check#1209		$1,560.90

Total Cash Receipts		$5,439,909.77

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Disbursements

For the Month Ending: November 30, 2012

Cash Disbursements

Date	Check No.	Payee	Description	Amount

11/26/2012	1223	IST Shareholder Services	replacement for ck#1209 dtd 9/27/12 - never cleared	$1,560.90	*
11/26/2012	1224	J. Frank Armijo	November Retainer Board of Director Fee	$500.00	*
11/26/2012	1225	Kay C. Carnes	November Retainer Board of Director Fee	$500.00
11/26/2012	1226	Craig D. Eerkes	November Retainer Board of Director Fee	$500.00	*
11/26/2012	1227	Donald H. Swartz	November Retainer Board of Director Fee	$500.00
11/26/2012	1228	P. Mike Taylor	November Retainer Board of Director Fee	$500.00	*
11/26/2012	1229	Integrity Business Services	Bookkeeping Services	$213.15	*
11/26/2012	1230	IST Shareholder Services	Transfer Agent fees-November/out-of-pocket October	$3,016.34	*
11/26/2012	1231	RR Donnelley	EDGAR Prep and transmission	$504.00
11/27/2012	Bank Charge	AmericanWest Bank	Stop Payment fee for check# 1209	$30.00

Total Cash Disbursements				$7,824.39

Adjustments (explain)				$—

Ending Cash Balance (must be reconciled to the bank statement for account cited above)				$5,432,085.38

*	Noted amounts have not yet cleared the bank statement. Items below remain outstanding from prior months:

Date	Check No.	Payee	Description	Amount

2972-0.56-24092N11.n01 1 of 1 A		ACCOUNT NUMBER 100605591
		STATEMENT DATE Nov 30, 2012
AMERICANWEST BANCORPORATION ATTN: SHELLY KRASSELT
110 S FERRALL SPOKANE WA 99202	2972	Pg 1 of 1

NOTICE: By federal law, as of 1/1/2013, funds in a noninterest-bearing transaction account (including an IOLTA/IOLA) will no longer receive unlimited deposit insurance coverage, but will be FDIC-insured to the legal maximum of $250,000 for each ownership category. For more information visit:

http://www.fdic.gov/deposit/deposits/unlimited/expiration.html

Small Business Free Checking
11/01/2012 Beginning Balance			5,444,726.69
1 Deposits/Other Credits		+	9.82
11 Checks/Other Debits		-	6,360.74
11/30/2012 Ending Balance	30 Days in Statement Period		5,438,375.77

Deposits/Other Credits
11/14/2012 Deposit			9.82

Checks listed in numerical order; (*) indicates gap in sequence
Check	Date	Amount	Check	Date	Amount
1215	11/14	500.00	1221*	11/05	1,730.74
1216	11/02	500.00	1222	11/02	596.00
1217	11/02	500.00	1225*	11/30	500.00
1218	11/01	500.00	1227*	11/29	500.00
1219	11/02	500.00	1231*	11/30	504.00

Other Debits
11/27/2012 Stop Pmt Charge	Stop Payment Charge	30.00

Daily Ending Balance
11/01	5,444,226.69	11/14	5,439,909.77	11/29	5,439,379.77
11/02	5,442,130.69	11/27	5,439,879.77	11/30	5,438,375.77
11/05	5,440,399.95

PLEASE SEE IMPORTANT INFORMATION ON THE REVERSE SIDE

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Receivables

For the month ending November 30, 2012

Total Due	Current (0-30 Days)	Past Due (31-60 Days)	Past Due (61-90 Days)	Past Due (91 & Over)
Prepetition
$—	$—	$—	$—	$—

Postpetition
$—	$—	$—	$—	$—

Totals
$—	$—	$—	$—	$—

Accounts Receivable Reconciliation
Opening Balance	$—
New Accounts this Month	$—
Balance	$—
Amount Collected on Prior Accounts	$—
Closing Balance	$—
Check Figure	$—

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Payables

For the month ending November 30, 2012

NOTE: Schedule only includes postpetition debts.

Account Name	Description	Total Due	Current (0-30 Days)	Past Due (31-60 Days)	Past Due (61-90 Days)	Past Due (91 & Over)
Foster Pepper		$85,821	$15,037	$1,488	$4,032	$65,264
Morrison Foerster		$4,180	$—	$—	$—	$4,180
Sandler O’Neil		$13,000	$—	$—	$—	$13,000
BDO USA, LLC		$6,150	$4,450	$—	$—	$1,700

Totals		$109,151	$19,487	$1,488	$4,032	$84,144

Accounts Payable Reconciliation
Opening Balance		$89,664
Total New Indebtedness Incurred this Month		$19,487

Balance		$109,151

Amount paid on Prior Accounts Payable		$—

Closing Balance		$109,151

Office of the US Trustee - Region 18

Seattle, Washington

Statement of Operations, Taxes, Insurance and Personnel

For the Month Ending: November 30, 2012

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

1. What efforts have been made toward presentation of a plan to the creditors?

As part of the dispute between the competing plans of Holdco and the Debtor, the Debtor, the Committee and Holdco entered into a mediation agreement. The mediation was approved by Bankruptcy Judge Williams and is being handled by Federal Judge Michael Hogan and Ford Elsaesser, Esq. Matters regarding confirmation of the Holdco Plan and approval of its disclosure statement are held in abeyance during the mediation. Mediation has commenced and the mediators are expected to issue a decision by January 15, 2013.

2. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as have been authorized by the Court?

: Yes
X	: No	Identify amount, who was paid and the date paid:	N/A

3. Provide a narrative report of significant events and events out of the ordinary course of business:

None

4. List any payments during this period on debt that has been personally guaranteed by any principal, partner or officer of the business.

None

5. If assets have been sold in other than the ordinary course of business, please provide details as to the asset sold, date of sale, total sales price, deductions (i.e. commissions), and net amount received.

None

6. STATUS OF TAXES

	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	DATE PAID	POSTPETITION TAXES PAST DUE
FEDERAL TAXES

FICA	$—	$—	N/A	$—
Withholding	$—	$—	N/A	$—
Unemployment	$—	$—	N/A	$—
Income	$—	$—	N/A	$—
Other	$—	$—	N/A	$—

STATE TAXES

Dept. of Labor and Industries	$—	$—	N/A	$—
Income	$—	$—	N/A	$—
Employment Sec.	$—	$—	N/A	$—
Dept. of Revenue	$—	$—	N/A	$—
B&O	$—	$—	N/A	$—
Sales	$—	$—	N/A	$—
Excise	$—	$—	N/A	$—

OTHER TAXES

City Business/License	$—	$—	N/A	$—
Personal Property	$—	$—	N/A	$—
Real Property	$—	$—	N/A	$—
Other (List)	$—	$—	N/A	$—

Explain reason for any past due postpetition taxes:

N/A

7. SCHEDULE OF SALARY AND OTHER PAYMENTS TO PRINCIPALS / EXECUTIVES / INSIDERS*

Payee Name	Position	Nature of Payment	Amount
Patrick J. Rusnak	CEO and President	Services Performed	$—
Shelly L. Krasselt	Controller	Services Performed	$—

*	List accrued salaries whether or not paid and any draws of any kind or perks such as car, etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider.

8. SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Appointment Date	Amount Paid This Month	Date of Court Approval	Aggregate Received	Estimated Balance Due
Debtor’s Counsel	11/17/2010	$—	6/7/2012	$276,392	$85,821
Counsel For Unsecured Creditors’ Committee		$—		$—	$—
Trustee’s Counsel		$—		$—	$—
Accountant	12/9/2011	$—		$—	$6,150
Special Counsel	11/2/2010	$—	6/2/2011	$544,000	$4,180
Financial Advisor	11/2/2010	$—	*	$52,179	$13,000

*	Paid per 12/14/2010 interim payment order.

Identify fees accrued but not paid during the month: Debtors Counsel $15,036.90; Special Counsel $0.

9. Please explain any changes in insurance coverage that took place this month.

None

10. Personnel

	Full Time	Part Time
Total number of employees at beginning of period	0	2
Number hired during the period	0	0
Number terminated or resigned during the period	0	0
Total number of employees on payroll at period end	0	2

Total payroll for the period	$—